Van Kampen Limited Duration Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                Deutsc
Nissan  7/25/    -                                                he
 Auto     06           $99.99 $1,077,  650,00    0.06%  0.40%    Bank   Deutsc
Receiv                        839,000     0                     Securi    he
 ables                                                          ties,    Bank
2006 C                                                           ABN
  A3                                                             AMRO
 5.440                                                          Incorp
4/15/1                                                          orated
   0                                                              ,
                                                                Citigr
                                                                 oup,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                  LP

                                                                Citigr
                                                                 oup,
Capita  8/22/    -     $99.99 $2,430,  1,375,    0.06%  0.88%    ABN    Citigr
l Auto    06                  008,000    000                     AMRO     oup
Receiv                                                          Incorp
 ables                                                          orated
 2006                                                             ,
  A3                                                            Barcla
 5.31%                                                            ys
10/20/                                                          Capita
  09                                                              l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g

                                                                 Banc
                                                                  of
 Time   11/8/    -     $100.0 $2,000,  375,00    0.02%  0.25%   Americ   Banc
Warner    06             0    000,000     0                       a       of
 Inc.                                                           Securi  Americ
                                                                 ties      a
                                                                 LLC,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                l, BNP
                                                                PARIBA
                                                                S, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                l, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Daiwa
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                HSBC,
                                                                Calyon
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Mizuho
                                                                Intern
                                                                ationa
                                                                l plc,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Citigr
                                                                 oup,
                                                                Dresdn
                                                                  er
                                                                Kleinw
                                                                 ort,
                                                                Scotia
                                                                Capita
                                                                  l
                                                                 Banc
                                                                  of
Capita  11/14    -     $99.99 $294,50  575,00    0.20%  0.38%   Americ  Wachov
 l One   /06                   0,000      0                       a       ia
2009 C                                                          Securi  Securi
  A3A                                                            ties    ties
5.070%                                                           LLC,
  due                                                           Merril
7/15/2                                                            l
  01                                                            Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s
                                                                Morgan
                                                                Stanle
  CIT   11/14    -     $99.99 $180,00  750,00    0.42%  0.50%     y,    Barcla
Equipm   /06                   0,000      0                     Barcla    ys
  ent                                                             ys    Capita
 Trust                                                          Capita     l
Series                                                            l,
  A-3                                                            Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Lehman
 Home   12/13    -     $100.0 $750,00  105,00    0.01%  0.07%   Brothe  Lehman
 Depot   /06             0     0,000      0                      rs,    Brothe
 Inc.                                                           Merril    rs
5.490%                                                            l
  due                                                           Lynch
12/16/                                                          & Co.,
  09                                                            JPMorg
                                                                 an,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                 The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.